UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

ECO  BUILDING  PRODUCTS,  INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53875	20-8677788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 West Vista Way,
Vista, CA 92083
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 760-732-5826

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer
On June 15, 2015, Mr. Steve Conboy submitted a letter to the Board of Directors (the “Board”) of the Company resigning from the positions of Chief Executive Officer and President and Chairman of the Board, effective immediately on such date.

Appointment of Chief Executive Officer
Effective as of the close of business on June 15, 2015, the Board appointed Tom Comery to serve as the Company’s Chief Executive Officer and President.

Mr. Comery, age 61, has been a director of Eco Building Products, Inc. since April 6, 2015 and comes to Eco Building Products, Inc. with 30 years of building products manufacturing and distribution experience.  He has broad business experience including mid-market CEO; supply chain and specialty product management at the Fortune 500 Group Director level; mid-market sales and marketing as well as accounting management.  In 2009/2011 he was SVP of Building Material Distributors, Inc. with full P&L responsibility of a multi-state, multi-warehouse wholesale distribution business focused on commodity and specialty building products, forest products and imported metal fencing and fasteners.  In 2012/2013 Mr. Comery led a green-field start-up in the LED lighting space as President and CEO of B-Efficient, Inc. serving the commercial, residential and industrial markets.   Most recently he was SVP of Sales for Leedo Manufacturing, the largest supplier of kitchen and bath cabinetry to the new construction multi-family housing industry.

Throughout his career Mr. Comery has successfully led two start-ups and two turnarounds.

The Company and Mr. Comery have not finalized the terms of the employment and have not entered into a formal engagement agreement but expect to work out the terms and finalize an employment agreement in the near future.

No family relationship has ever existed between Mr. Comery and the Company.

There are no related party transactions reportable under Item 5.02 of this Current Report and Item 404(a) of Regulation S-K.

Appointment of Committee Members
In connection with the adoption of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee as more fully discussed in Item 8.01 of this Current Report, the Board appointed each of the current independent directors to each of the following committees.
Audit Committee
-	Mark Zorko, Chairman
-	Gerald Czarnecki
-	Judith Muhlberg
Nominating and Governance Committee
-	Gerald Czarnecki, Chairman
-	Judith Muhlberg
-	Mark Zorko
Compensation Committee
-	Judith Muhlberg, Chairwoman
-	Mark Zorko
-	Gerald Czarnecki

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 2, 2015, the Board of Directors of Eco Building Products, Inc. approved an amendment and restatement of the Company’s Bylaws, effective immediately.  A copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.1 to this report and is incorporated herein by reference into this Item 5.03 of this Current Report.

On July 2, 2015, the Board approved, and on July 8, 2015 filed with the Secretary of State for the State of Colorado, the Articles of Amendment to the Certificate of Designation of the Preferences, Rights and Limitations of the Series D 12% Convertible Preferred Stock. The amendment increased the number of shares of Series D 12% Convertible Preferred Stock that are designated to be issued from 10,000 shares to 20,000 shares of Series D 12% Convertible Preferred Stock. There were no other changes to the terms of our Series D 12% Convertible Preferred Stock. This amendment was approved in writing by a majority of the holders of the Series D 12% Convertible Preferred Stock. The Articles of Amendment is attached hereto as Exhibit 3.2 and is incorporated into this Item 5.03 of this Current Report.

Item 8.01 Other Events

On July 2, 2015, the Board of Directors of the Company approved the adoption of the Audit Committee Charter to regulate the Audit Committee that was established at the same meeting. Pursuant to the Audit Committee Charter, the Audit Committee shall be comprised of three (3) or more independent directors who shall be appointed annually and subject to removal by the Board of Directors of the Company at any time, and each member of the Audit Committee shall meet the independence requirements set forth by the rules and regulations of the Securities and Exchange Commission and any applicable stock exchange. In addition to the enumerated responsibilities of the Audit Committee in the Audit Committee Charter, the primary function of the Audit Committee is to assist the board of directors of the Company in fulfilling its oversight responsibilities by reviewing the financial information, the systems of internal control, and the Company’s audit and financial reporting process.  A copy of the Company’s Audit Committee Charter is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference into this Item 8.01 of this Current Report.

On July 2, 2015, the Board of Directors of the Company approved the adoption of the Compensation Committee Charter regulate the Compensation Committee that was established at the same meeting. Pursuant to the Compensation Committee Charter, the Compensation Committee shall be comprised of three (3) or more independent directors who shall be appointed annually and subject to removal by the Board of Directors of the Company at any time, and each member of the Compensation Committee shall meet the independence requirements set forth by the rules and regulations of the Securities and Exchange Commission and any applicable stock exchange. In addition to the enumerated responsibilities of the Compensation Committee in the Compensation Committee Charter, the primary function of the Compensation Committee is to assist the board of directors of the Company in fulfilling its oversight responsibilities by reviewing the compensation of the highest paid executives of the Company.  A copy of the Company’s Compensation Committee Charter is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference into this Item 8.01 of this Current Report.

On July 2, 2015, the Board of Directors of the Company approved the adoption of the Nominating and Governance Committee Charter to regulate the Nominating and Governance Committee that was established at the same meeting. Pursuant to the Nominating and Governance Committee Charter, the Nominating and Governance Committee shall be comprised of three (3) or more independent directors who shall be appointed annually and subject to removal by the Board of Directors of the Company at any time, and each member of the Nominating and Governance Committee shall meet the independence requirements set forth by the rules and regulations of the Securities and Exchange Commission and any applicable stock exchange. In addition to the enumerated responsibilities of the Nominating and Governance Committee in the Nominating and Governance Committee Charter, the primary function of the Nominating and Governance Committee is to assist the board of directors of the Company in fulfilling its oversight responsibilities by reviewing and recommending potential candidates to fill vacancies on the Board and to oversee that all the executives are adhering to appropriate governance standards.  A copy of the Company’s Nominating and Governance Committee Charter is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference into this Item 8.01 of this Current Report.

On July 13, 2015, the Company was a party to a Leak-Out Agreement by and between certain stockholders and lenders of the Company. A copy of the Leak-Out Agreement is attached hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference into this Item 8.01 of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Eco-Building Products, Inc.
3.2	Amendment Number 1 to the Certificate of Designations, Rights and Preferences of the Series D Convertible Preferred Stock
10.1	Leak-Out Agreement
99.1	Audit Committee Charter adopted July 2, 2015
99.2	Nominating and Governance Committee Charter adopted July 2, 2015
99.3	Compensation Committee Charter adopted July 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO BUILDING PRODUCTS, INC

Date: July 20, 2015	By:	/s/ Tom Comery
Tom Comery
Chief Executive Officer